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                                                                   Exhibit 10.20

                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT ("AGREEMENT"), dated as of ________, 2004, is by and between PHOENIX FOOTWEAR GROUP, INC., a Delaware corporation (the "COMPANY"), and W. WHTILOW WYATT (the "SHAREHOLDER").

                              W I T N E S S E T H :

      A. The Company has issued to the Shareholder ______ (______) shares of common stock, par value $.01 per share, of the Company (hereinafter referred to as the "REGISTRABLE SHARES") pursuant to the Stock Purchase Agreement dated June ___, 2004 among the Company, Altama Delta Corporation ("ALTAMA") and the Shareholder (the "STOCK PURCHASE AGREEMENT").

      B. The Registrable Shares have not been registered under the Securities Act of 1933, as amended (the "1933 ACT") and, as an inducement to Shareholder to enter into the Stock Purchase Agreement and to consummate the transactions contemplated thereunder (the "ACQUISITION"), the Company has agreed to grant to Shareholder certain registration rights with respect to the Registrable Shares as set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    DEMAND REGISTRATION.

            (a) Subject to Section 1(b) below, at any time following the first one hundred eighty (180) days after the date hereof and prior to the third anniversary hereof, the Company, upon receipt of a written request from the Shareholder (a "SHAREHOLDER DEMAND"), shall on one (1) occasion use commercially reasonable efforts to register the resale of all or any portion of the Registrable Shares with the Securities and Exchange Commission (the "SEC") pursuant to a registration statement under the 1933 Act (a "DEMAND REGISTRATION STATEMENT"), provided the registration covers at least fifty percent (50%) of the Registrable Shares originally issued pursuant to the Stock Purchase Agreement. The Company shall use commercially reasonable efforts to cause such Demand Registration Statement to be declared effective as soon after it is filed as is reasonably practicable and to keep such registration statement effective until the sooner of all such Registrable Shares having been distributed, or until one hundred twenty (120) days have elapsed since such registration statement became effective (subject to extension of this period each day for any day during which the Shareholder is prohibited from selling Registerable Shares thereunder pursuant to the terms hereof). The Shareholder Demand shall specify the number of shares of Registrable Shares to be registered and will also specify the intended methods of disposition thereof.

            (b) Notwithstanding the foregoing, the Company may delay the filing of a Demand Registration Statement for up to 120 days if, at the time of a request for registration

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under Section 1(a), (i) the Company is a party to a transaction involving the purchase, sale, conversion or issuance of securities of the Company (other than a transaction which is specifically not prohibited in Regulation M promulgated by the SEC), (ii) in the good faith judgment of the Company's Chief Executive Officer, there is material undisclosed information concerning the Company or any subsidiary of the Company which has not been disclosed to the general public for business reasons, or (iii) financial statements required to be included or incorporated in the Demand Registration Statement have not been prepared or are otherwise not available. In addition, the Company shall not be obligated to honor any Shareholder Demand under Section 1(a)(e) at any time starting with the date 30 days prior to the Company's good faith estimate of the date of filing of, and ending on the date 120 days following the effective date of, a registration statement in connection with a bona fide public offering. The Company shall promptly notify the Shareholder of any delay in such filing, the reasons for such delay and proposed length of such delay.

            (c) If the Shareholder so elects, the offering of such Registrable Shares pursuant to such Demand Registration shall be in the form of an underwritten offering. In any such underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Shareholder; provided, that such investment bankers and managers must be reasonably acceptable to the Company.

      2. "PIGGY-BACK"REGISTRATION. Except as otherwise provided below, at any time after the date hereof and continuing thereafter until the third (3rd) anniversary thereof, if the Company proposes to register any of its common stock under the 1933 Act in connection with the public offering of such securities for its own account or for the account of its security holders (a "PIGGY-BACK REGISTRATION STATEMENT"), except for a registration relating solely to the sale of securities to participants in the Company's stock plans or employee benefit plans or a registration relating solely to a transaction for which SEC Form S-4 may be used, then:

            (a) The Company shall give written notice of such determination to the Shareholder and the Shareholder shall have the right to request, by written notice given to the Company within fifteen (15) days of the date that such written notice was mailed by the Company to the Shareholder, that a specific number of Registrable Shares held by him be included in the Piggy-Back Registration Statement (and related underwritten offering, if any);

            (b) If the Piggy-Back Registration Statement relates to an underwritten offering, the notice given to the Shareholder shall specify the name or names of the managing underwriter or underwriters for such offering. In addition, such notice shall also specify the number of securities to be registered for the account of the Company and for the account of its security holders, if any;

            (c) If the Piggy-Back Registration Statement relates to an underwritten offering, the Shareholder, as a condition to including any of his Registrable Shares in the registration, must agree (i) to sell such Registrable Shares on the same basis as provided in the underwriting arrangement approved by the Company, and (ii) to timely complete and execute all questionnaires, powers of attorney, indemnities, hold-back agreements, underwriting agreements


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and other documents required under the terms of such underwriting arrangements or by the SEC or by any state securities regulatory body;

            (d) If the managing underwriter or underwriters for the underwritten offering under the Piggy-Back Registration Statement determines that inclusion of all or any portion of the Registrable Shares in such offering would materially adversely affect the ability of the underwriters for such offering to sell all of the securities requested to be included for sale in such offering at the best price obtainable therefor, the aggregate number of Registrable Shares that may be sold by the Shareholder shall be limited to such number of Registrable Shares, if any, that the managing underwriter or underwriters determine may be included therein without such adverse effect as provided below. If the number of securities proposed to be sold in such underwritten offering exceeds the number of securities that may be sold in such offering, there shall be included in the offering, first, up to the maximum number of securities to be sold by the Company for its own account, and second, as to the balance, if any, Registrable Shares requested to be included therein by the Shareholder thereof on a pro rata basis as between the Shareholder and all other holders of common stock of the Company exercising registration rights of any kind based upon the number of shares of common stock proposed to be registered by each, or in such other proportions as the managing underwriter or underwriters for the offering may require.

            (e) The Shareholder shall have the right to withdraw his Registrable Shares from the Piggy-Back Registration Statement, but if the same relates to an underwritten offering, he may only do so during the time period and on the terms agreed upon among the underwriters for such underwritten offering and the Shareholder;

            (f) The Shareholder will advise the Company at the time a registration becomes effective whether the Registrable Shares included in the registration will be underwritten or sold directly by the Shareholder;

      3. TERMINATION OF REGISTRATION OBLIGATIONS. Notwithstanding anything herein to the contrary, all of the Shareholder's registration rights herein shall terminate when all of the Registrable Shares then outstanding may be sold pursuant to Rule 144(k) promulgated under the 1933 Act ("RULE 144(K)").

      4. OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Shares pursuant to this Agreement, the Company shall, as expeditiously as reasonably possible:

            (a) Furnish to the Shareholder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as he may reasonably request in order to facilitate the disposition of Registrable Shares owned by him;

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition


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of all securities covered by such registration statement, or one hundred twenty
(120) days have elapsed since such registration statement became effective (subject to the extension of this period as provided below);

            (c) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Shareholder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify as a broker-dealer in any states or jurisdictions or to do business or to file a general consent to service of process in any such states or jurisdictions;

            (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter of such offering, in usual and customary form reasonably satisfactory to the Company and the Shareholder, provided the Shareholder shall also enter into and perform his obligations under such an agreement; and

            (e) Notify each holder of Registrable Shares covered by such registration statement, at any time when a prospectus relating thereto and covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            (f) Notwithstanding anything herein to the contrary, in the event of a notification provided for in Section 4(e) above, the Company shall use commercially reasonable efforts to prepare and file with the SEC (and to provide copies thereof to the Shareholder) as soon as reasonably possible an amended prospectus complying with the 1933 Act, and the period during which the prospectus referred to in the notice provided for in Section 4(e) above cannot be used and the time period prior to the use of the amended prospectus referred to in this Section 4(f) shall not be counted in the one hundred twenty (120) day period referred to in Section 1(a) above.

      5.    FURNISH INFORMATION.

            (a) It shall be a condition precedent to the obligations of the Company hereunder that the Shareholder shall furnish to the Company any and all information reasonably requested by the Company, its officers, directors, employees, counsel, agents or representatives, the underwriter or underwriters, if any, and the SEC or any other governmental authority, including, but not limited to: (i) such information regarding the Shareholder, the Registrable Shares held by him, and the intended method of disposition of such securities, as shall be required to effect the registration of their Registrable Shares; and
(ii) the identity of and compensation to be paid to any proposed underwriter or broker-dealer to be employed in connection therewith.


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            (b) In connection with the preparation and filing of each
registration statement registering Registrable Shares under the 1933 Act, the Company shall give the Shareholder his underwriters, if any, and his counsel and accountants, at the Shareholder's sole cost and expense (except as otherwise set forth herein), such access to copies of the Company's records and documents and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary in the opinion of the Shareholder and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

      6. EXPENSES OF REGISTRATION. All registration, filing and qualification fees, printer's expenses, accounting and legal fees and expenses of the Company incurred in connection with the registration of the Registrable Shares pursuant to this Agreement shall be borne by the Company. The Shareholder shall be responsible for all underwriting discounts and commissions applicable to the Registrable Shares sold by the Shareholder and any fees, costs or expenses incurred by the Shareholder in connection with any registration.

      7. INDEMNIFICATION REGARDING REGISTRATION RIGHTS. If any Registrable Shares are included in a registration statement pursuant to this Agreement:

            (a) To the extent permitted by law, the Company will indemnify and hold harmless the Shareholder and each person, if any, who controls the underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), against any losses, claims, damages, liabilities (joint or several) or any legal or other costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action to which they may become subject under the 1933 Act, the 1934 Act or state law, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact with respect to the Company or its securities contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements therein;
(ii) the omission or alleged omission to state therein a material fact with respect to the Company or its securities required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law. Notwithstanding the foregoing, the indemnity agreement contained in this Section 7(a) shall not apply and the Company shall not be liable (w) in any such case for any such loss, claim, damage, costs, expenses, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Shareholder, underwriter or any of its controlling persons,
(x) for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, (y) any representations or warranties made by the Shareholder in the Stock Purchase Agreement, or (z) if the statement or omission was corrected


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in a subsequent preliminary or final prospectus or amendment or supplement thereto, and the Shareholder failed to deliver such document to the purchaser of its securities.

            (b) To the extent permitted by law, the Shareholder shall indemnify and hold harmless the Company, each of its directors and officers who have signed the registration statement, each Person, if any, who controls the Company within the meaning of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law, each of the Company's employees, agents, counsel and representatives, any underwriter and any other person selling securities in any registration statement in which the resale of Registrable Shares have been included, or any of its directors or officers, or any person who controls such securities holder, against any losses, claims, damages, costs, expenses, liabilities (joint or several) to which the Company or any such director, officer, controlling person, employee, agent, representative, underwriter, or such holder, or director, officer or controlling person thereof, may become subject, under the 1933 Act, the 1934 Act or other federal or state law, only insofar as such losses, claims, damages, costs, expenses or liabilities or actions in respect thereto arise out of or are based upon any Violation, in each case to the extent and only to the extent that such Violation occurs in reliance upon and in conformity with written information furnished by the Shareholder expressly for use in connection with such registration. The Shareholder will indemnify any legal or other expenses reasonably incurred by the Company or any such director, officer, employee, agent representative, controlling person, underwriter or other securities holder, or officer, director or of any controlling person thereof, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, costs, expenses, liability or action if such settlement is effected without the prior written consent of the Shareholder, which consent shall not be unreasonably withheld.

            (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve the indemnifying party of its obligations under this Section 7, except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is prejudiced in its ability to defend such action solely as a result of the failure to give such notice.


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            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under this Section 7 in respect of any losses, claims, damages, costs, expenses, liabilities or actions referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, costs, expenses, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand and of the Shareholder, on the other, in connection with the Violation that resulted in such losses, claims, damages, costs, expenses, liabilities or actions. The relative fault of the Company, on the one hand, and of the Shareholder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of the material fact or the omission to state a material fact relates to information supplied by the Company or by the Shareholder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e) The Company, on the one hand, and the Shareholder, on the other, agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by a pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of losses, claims, damages, costs, expenses, liabilities and actions referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this
Section 7, neither the Company nor the Shareholder shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public exceeds the amount of any damages which the Company or the Shareholder has otherwise been required to pay by reason of such Violation. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

      8. REPORTS UNDER THE 1934 ACT. So long as the Company has a class of securities registered pursuant to Section 12 of the 1934 Act, with a view to making available to the Shareholder the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Shareholder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, if applicable, the Company agrees to use its reasonable efforts to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and

            (b) File with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act.

      9. OTHER MATTERS.


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            (a) The Shareholder hereby agrees with respect to each offering of the Registrable Shares, whether the Shareholder is offering such Registrable Shares in an underwritten or non-underwritten offering, the Shareholder will comply with Regulation M promulgated by the SEC or such other or additional anti-manipulation rules then in effect until such offering has been completed, and in respect of any non-underwritten offering, in writing will inform the Company, any other securities holder who are selling shareholders, and any national securities exchange upon which the securities of the Company are listed, that the Registrable Shares have been sold and will, upon the Company's request, furnish the distribution list of the Registrable Shares. In addition, upon the request of the Company, the Shareholder will supply the Company with such documents and information as the Company may reasonably request with respect to the subject matter set forth and described in this Section 9.

            (b) The Shareholder hereby agrees that upon receipt of any notice from the Company of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference, in order to make the statements therein not misleading in any material respect, the Shareholder will forthwith discontinue disposition of Registrable Shares under the prospectus related to the applicable registration statement until the Shareholder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus.

            (c) The Shareholder agrees, upon the request of the underwriter(s) in any underwritten offering conducted by the Company, not to effect any public sale or distribution of securities of the Company of the same class as the securities or any security convertible into or exchangeable or exercisable for such security, included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such registration), during the 30-day period prior to, and during the 120-day period beginning on, the closing date of any such underwritten offering made pursuant to such registration statement, to the extent timely notified in writing by the Company or such underwriter(s).

      10. WAIVERS AND MODIFICATIONS. All modifications, consents, amendments or waivers of any provision of this Agreement shall be effective only if the same shall be in writing by the Shareholder and then shall be effective only in the specific instance and for the purpose for which given. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand. No failure to exercise, and no delay in exercising, on the part of the Shareholder, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of the Shareholder hereunder shall be in addition to all other rights provided by law.

      11. GOVERNING LAW. This Agreement will be governed by the laws of the State of Delaware without regard to conflicts of law principles.


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      12. INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision shall be added as part of this Agreement a provision mutually agreeable to the Company and the Shareholder as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. In the event the Company and the Shareholder are unable to agree upon a provision to be added to this Agreement within a period of ten
(10) business days after a provision of this Agreement is held to be illegal, invalid or unenforceable, then a provision acceptable to independent arbitrators, such to be selected in accordance with the provisions of the American Arbitration Association, as similar in terms to the illegal, invalid or unenforceable provision as is possible and be legal, valid and enforceable shall be added automatically to this Agreement. In either case, the effective date of the added provision shall be the date upon which the prior provision was held to be illegal, invalid or unenforceable.

      13. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Shareholder and his representatives, executors, administrators, estate and heirs and on the Company and its successors and assigns. The Shareholder may not assign his rights hereunder.

      14. NO THIRD PARTY BENEFICIARY. The parties do not intend the benefits of this Agreement to inure to any third party, nor shall this Agreement be construed to make or render the Shareholder liable to any third party. Notwithstanding anything contained herein, no conduct by any or all of the parties hereto, before or after signing this Agreement, shall be construed as creating any right, claim or cause of action against the Shareholder, in favor of third party other than the Company.

      15. NOTICES. All notices and other communications required or permitted under this Agreement shall be in writing and shall be either hand delivered in person, sent by facsimile, sent by certified or registered first-class mail, postage pre-paid, or sent by nationally recognized express courier service. Such notices and other communications shall be effective upon receipt if hand delivered or sent by facsimile, five days after mailing if sent by mail, and one day after dispatch if sent by express courier, to the following addresses, or such other addresses as any party may notify the other parties in accordance with this Section 6(a):

If to Company:            Phoenix Footwear Group, Inc.
                          5759 Fleet Street, Suite 220
                          Carlsbad, California  92008
                          Attention:  James R. Riedman, Chairman and CEO
                          Facsimile No. (760) 602-9684

If to the Shareholder:    W. Whitlow Wyatt
                          2879 Rivermeade Drive


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

                          Atlanta, Georgia 30327
                          Facsimile No.     (404) 885-1938

      16. GOVERNING LAW. This Agreement will be governed by and interpreted according to the substantive laws of the State of Delaware without regard to such state's conflicts laws.

      17. COUNTERPARTS. This Agreement may be executed in counterparts which when taken together will constitute one instrument. Any copy of this Agreement with the original signatures of all parties appended will constitute an original.

      18. CAPTIONS. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

      19. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of trade inconsistent with any of the terms hereof.

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      IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and delivered as of the date and year first above written.

                                      PHOENIX FOOTWEAR GROUP, INC.

                                      By:    _________________________________
                                      Name:  James R. Riedman
                                      Title: Chairman and CEO


                                      ________________________________________
                                      W. Whitlow Wyatt


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